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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 16, 2004
                               -------------------


                            SCS TRANSPORTATION, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-49983                   48-1229851
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


4435 Main Street, Suite 930, Kansas City, Missouri                      64111
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(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code (816) 960-3664
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                                   No Changes.
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         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

SCS Transportation, Inc. (the Company) today announced it has acquired Clark Bros. Transfer, Inc., a Midwestern less-than-truckload carrier operating in ten states. The Company issued a press release announcing the transaction, which is attached as Exhibit 99.1. As further described in the press release attached as an exhibit, the Company will hold a conference call to discuss the acquisition on Tuesday, February 17, 2004, at 12:00 p.m. Eastern Time (11:00 a.m. Central
Time).

ITEM 7. EXHIBITS.

99.1   Press release of SCS Transportation, Inc. dated February 16, 2004


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        SCS TRANSPORTATION, INC.
                                                  ------------------------------
                                                                    (Registrant)

   Date: February 17, 2004                        By: /s/ James J. Bellinghausen
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                                                          James J. Bellinghausen
                                                   Vice President of Finance and
                                                         Chief Financial Officer